UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 2003


                                DIRECTVIEW, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                      1-1115                   04-3053538
 ----------------------------      ----------------         -------------------
 (State or other jurisdiction      (Commission File            (IRS Employer
      or incorporation)                 Number)             Identification No.)


          21218 Saint Andrews Boulevard, #323, Boca Raton Florida 33432
         -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (561) 988-5554
                                                           --------------

                          Boston Pacific Medical, Inc.
                 428 East 790 South, Pleasant Grove, Utah 84062
         -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

The Company files this Form 8-K to update the U.S. Securities and Exchange Commission's internet website with the Company's current name and contact information pursuant to the consumation of the Agreement and Plan of Merger on May 30, 2003.

In updating the U.S. Securities and Exchange Commission's internet website, specific search results for DIRECTVIEW, INC. can now be accessed.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIRECTVIEW, INC.


                                        By: /s/ Jeffrey Robbins
                                            -------------------
                                        Name     Jeffrey Robbins
                                        Title:   President

Dated:  September 29, 2003